UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020 (May 11, 2020)

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $.01 par value	BLK	New York Stock Exchange
1.250% Notes due 2025	BLK25	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Secondary Offering

On May 15, 2020, PNC Bancorp, Inc. (the “Selling Stockholder” or “PNC”) completed the previously-announced secondary offering (the “Offering”) of 31,628,573 shares of common stock, par value $0.01 per share (the “Common Stock”) of BlackRock, Inc. (“BlackRock” or the “Company”), including 823,188 shares of Common Stock issuable upon the conversion of BlackRock’s Series B Convertible Participating Preferred Stock, par value $0.01 per share, and 2,875,325 shares of Common Stock under the Underwriters’ (as defined below) option to purchase additional shares for resale by the Underwriters, which was exercised in full on May 13, 2020 (collectively, the “Secondary Shares”), at a price of $420 per share. BlackRock did not receive any of proceeds from the sale of Common Stock in the Offering.

In connection with the Offering, the Company entered into an underwriting agreement (the “Underwriting Agreement”), dated May 12, 2020, by and among BlackRock, the Selling Stockholder and Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and Evercore Group L.L.C., as representatives of the several underwriters named therein (the “Underwriters”).

BlackRock and the Selling Stockholder have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

At March 31, 2020, PNC owned approximately 22.0% of BlackRock’s voting common stock outstanding and held approximately 22.4% of BlackRock’s capital stock. As a result of the completion of the Offering and the Repurchase (as defined below), PNC no longer owns any shares of BlackRock’s capital stock, other than 500,000 shares that PNC has stated it intends to contribute to The PNC Foundation.

The Underwriters and their affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters and/or their affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for BlackRock and/or the Selling Stockholder, for which they received or will receive customary fees and expenses. In particular, certain of the Underwriters and/or their affiliates are dealers under BlackRock’s commercial paper program. In addition, certain of the Underwriters and/or their affiliates are lenders under BlackRock’s $4.0 billion revolving credit facility maturing in 2025.

The foregoing summary of the Underwriting Agreement is qualified by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

In addition, in connection with the Offering, BlackRock is filing the Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Secondary Shares as Exhibit 5.1 to this Current Report on Form 8-K.

Share Repurchase

On May 15, 2020, BlackRock completed its repurchase from PNC of 2,650,857 shares of Common Stock from PNC at the price at which the shares of Common Stock were sold to the public in the Offering, less the underwriting discount (the “Repurchase”), and rounded down for any fraction of a share, or $414.96 per share, pursuant to the stock repurchase agreement, dated May 11, 2020, between PNC and BlackRock (the “Stock Repurchase Agreement”).

The foregoing summary of the Stock Repurchase Agreement is qualified by reference to the full text of the Stock Repurchase Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

As a result of the Offering and Repurchase, the Amended and Restated Implementation and Stockholder Agreement (the “PNC Stockholder Agreement”), dated as of February 27, 2009, that was entered into between BlackRock and The PNC Financial Services Group, Inc. terminated in accordance with its terms.

The PNC Stockholder Agreement is described in and is filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on February 27, 2009 with the Securities and Exchange Commission and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2020, William S. Demchak notified BlackRock of his intent to resign from the board of directors of BlackRock effective as of and conditioned upon the consummation of the Offering and the Repurchase. Effective as of the consummation of the Offering and the Repurchase, Mr. Demchak resigned from the board of directors of BlackRock. The resignation of Mr. Demchak did not result from any disagreement with BlackRock on any matter relating to BlackRock’s operations, policies or practices.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

1.1

Underwriting Agreement, dated May 12, 2020, among BlackRock, Inc., PNC Bancorp, Inc. and Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and Evercore Group L.L.C., as representatives of the several underwriters named therein.

5.1	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Secondary Shares.

10.1	Stock Repurchase Agreement, dated May 11, 2020, between BlackRock, Inc. and PNC Bancorp, Inc.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

1.1

Underwriting Agreement, dated May 12, 2020, among BlackRock, Inc., PNC Bancorp, Inc. and Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and Evercore Group L.L.C., as representatives of the several underwriters named therein.

5.1	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Secondary Shares.

10.1	Stock Repurchase Agreement, dated May 11, 2020, between BlackRock, Inc. and PNC Bancorp, Inc.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

	By:	/s/ Gary S. Shedlin
Date: May 15, 2020	Gary S. Shedlin
Chief Financial Officer and
Senior Managing Director